March 3, 2023

CANTOR FBP EQUITY & DIVIDEND PLUS FUND

CANTOR FBP APPRECIATION & INCOME OPPORTUNITIES FUND

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2022

Reorganization of the Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund into the Cantor FBP Equity & Dividend Plus Fund series of the Cantor Select Portfolios Trust

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Subject to shareholder approval, the Board of Trustees of the Williamsburg Investment Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of each of the Cantor FBP Appreciation & Income Opportunities Fund and the Cantor FBP Equity & Dividend Plus Fund into the Cantor FBP Equity & Dividend Plus Fund (the “Combined Fund”), a new series of The Cantor Select Portfolios Trust (the “Reorganization”). The Reorganization will consolidate the assets of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund and allow the Combined Fund to, among other things, provide for improved operating efficiencies due to the spreading of fixed costs over a larger pool of assets.

The Reorganization is expected to close on July 14, 2023, subject to approval of the Agreement by shareholders of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund. Shareholders of record each of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund will receive a Prospectus/Proxy Statement in connection with the solicitation of proxies for use at a Special Meeting of Shareholders to be held on or about July 7, 2023. Following the closing of the Reorganization, all of the assets and known liabilities of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund will be acquired by the Combined Fund in exchange for shares of the Combined Fund. Those shares of the Combined Fund will then be distributed by the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund to their respective shareholders in connection with the liquidation of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund, all upon the terms and conditions set forth in the Agreement.

Shareholders of the Cantor FBP Equity & Dividend Plus Fund and the Cantor FBP Appreciation & Income Opportunities Fund may continue to purchase and redeem their shares in accordance with the instructions in this Prospectus. The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for federal income tax purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Cantor FBP Appreciation & Income Opportunities Fund, the Cantor FBP Equity & Dividend Plus Fund or the Combined Fund, nor is it a solicitation of any proxy. When it is available, please read the Prospectus/Proxy Statement relating to the Reorganization carefully before making any decision concerning the Reorganization. The Prospectus/Proxy Statement will be mailed to shareholders of record of each of the Cantor FBP Appreciation & Income Opportunities Fund and the Cantor FBP Equity & Dividend Plus Fund as of the record date for the Special Meeting of Shareholders and also will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE